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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of ESCO Technologies Inc. (the "Company") on Form 10-K for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, V.
L. Richey, Jr., Chairman and Chief Executive Officer of the Company, and G. E. Muenster, Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: December 14, 2004


                                                 /s/ V.L. Richey, Jr.
                                      ------------------------------------------
                                                   V.L. Richey, Jr.
                                         Chairman and Chief Executive Officer



                                                  /s/ G.E. Muenster
                                      ------------------------------------------
                                                    G.E. Muenster
                                      Vice President and Chief Financial Officer